77Q1(e)

Management Agreement between American Century Investment Trust and American Century Investment Management, effective as of July 28, 2014 (filed electronically as Exhibit (d)(3) to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on July 25, 2014, File No. 33-65170 and incorporated herein by reference).